COMMON SHARES	12 Months Ended
Dec. 31, 2019
Common Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
COMMON SHARES	COMMON SHARES

	Number of Shares	Amount
	(thousands)	(millions of Canadian $)

Outstanding at January 1, 2017	863,759	20,099
Dividend reinvestment and share purchase plan	12,824	790
At-the-market equity issuance program[1]	3,462	216
Exercise of options	1,331	62
Outstanding at December 31, 2017	881,376	21,167
At-the-market equity issuance program[1]	20,050	1,118
Dividend reinvestment and share purchase plan	15,937	855
Exercise of options	734	34
Outstanding at December 31, 2018	918,097	23,174
Dividend reinvestment and share purchase plan	15,165	931
Exercise of options	5,138	282
Outstanding at December 31, 2019	938,400	24,387

1	Net of issue costs and deferred income taxes.
Common Shares Issued and Outstanding
The Company is authorized to issue an unlimited number of common shares without par value.
Dividend Reinvestment and Share Purchase Plan
Under the Company's Dividend Reinvestment and Share Purchase Plan (DRP), eligible holders of common and preferred shares of TC Energy can reinvest their dividends and make optional cash payments to obtain additional TC Energy common shares. From July 1, 2016 to October 31, 2019, common shares under the DRP were issued from treasury at a two per cent discount. Commencing with the dividends declared October 31, 2019, common shares purchased with reinvested cash dividends under the Company's DRP will be acquired on the open market at 100 per cent of the weighted average purchase price.
TC Energy Corporation At-the-Market Equity Issuance Program
In June 2017, the Company established an At-the-Market Equity Issuance Program (ATM program) that allowed, from time to time, for the issuance of common shares from treasury at the prevailing market price when sold through the Toronto Stock Exchange (TSX), the New York Stock Exchange (NYSE) or any other existing trading market for TC Energy common shares in Canada or the United States. The ATM program was effective for a 25-month period and was utilized as appropriate to assist in managing the Company's capital structure. Under the original ATM program, the Company could issue up to $1.0 billion in common shares or the U.S. dollar equivalent. In June 2018, the Company replenished the capacity available under the program which allowed for the issuance of additional common shares from treasury for an aggregate issuance limit of up to $1.0 billion in common shares for a revised total of $2.0 billion or the U.S. dollar equivalent.
In 2017, 3.5 million common shares were issued under the ATM program at an average price of $63.03 per share for proceeds of $216 million, net of approximately $2 million of related commissions and fees.

In 2018, 20 million common shares were issued under the ATM program at an average price of $56.13 per share for proceeds of $1.1 billion, net of approximately $10 million of related commissions and fees.
In July 2019, the ATM program expired with no common shares issued under it in 2019.
Basic and Diluted Net Income per Common Share
Net income per common share is calculated by dividing Net income attributable to common shares by the weighted average number of common shares outstanding. The higher weighted average number of shares for the diluted earnings per share calculation is due to options exercisable under TC Energy's Stock Option Plan and shares issuable under the DRP.

Weighted Average Common Shares Outstanding
(millions)	2019	2018	2017

Basic	929	902	872
Diluted	931	903	874

Stock Options

	Number of Options (thousands)	Weighted Average Exercise Prices	Weighted Average Remaining Contractual Life (years)
Options outstanding at January 1, 2019	12,404	$52.83
Options granted	2,004	$56.90
Options exercised	(5,138)	$49.08
Options forfeited/expired	(176)	$56.69
Options Outstanding at December 31, 2019	9,094	$55.77	4.1
Options Exercisable at December 31, 2019	5,110	$54.28	3.0

At December 31, 2019, an additional 7,962,761 common shares were reserved for future issuance from treasury under TC Energy's Stock Option Plan. The contractual life of options granted is seven years. Options may be exercised at a price determined at the time the option is awarded and vest on the anniversary date in each of the three years following the award. Forfeiture of stock options results from their expiration and, if not previously vested, upon resignation or termination of the option holder's employment.
The Company used a binomial model for determining the fair value of options granted applying the following weighted average assumptions:

year ended December 31	2019	2018	2017

Weighted average fair value	$6.37	$5.80	$7.22
Expected life (years)[1]	5.7	5.7	5.7
Interest rate	1.9%	2.1%	1.2%
Volatility[2]	19%	16%	18%
Dividend yield	5.0%	4.2%	3.6%

1	Expected life is based on historical exercise activity.

2	Volatility is derived based on the average of both the historical and implied volatility of the Company's common shares.
The amount expensed for stock options, with a corresponding increase in Additional paid-in capital, was $13 million in 2019 (2018 – $13 million; 2017 – $12 million). At December 31, 2019, unrecognized compensation costs related to non-vested stock options was $14 million. The cost is expected to be fully recognized over a weighted average period of 1.7 years.
The following table summarizes additional stock option information:

year ended December 31	2019	2018	2017
(millions of Canadian $, unless otherwise noted)

Total intrinsic value of options exercised	75	10	28
Total fair value of options that have vested	143	101	140
Total options vested	2.1 million	2.1 million	2.3 million

As at December 31, 2019, the aggregate intrinsic value of the total options exercisable was $76 million and the aggregate intrinsic value of options outstanding was $122 million.
Shareholder Rights Plan
TC Energy's Shareholder Rights Plan is designed to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value in the event of a takeover offer for the Company and to encourage the fair treatment of shareholders in connection with any such offer. Attached to each common share is one right that, under certain circumstances, entitles certain holders to purchase an additional common share of the Company.